Supplement dated December 19, 2017 to the Prospectus dated May 1, 2017 for:

Strategic Group Variable Universal Life®

Variable Universal Life II, as supplemented

Variable Universal Life, as supplemented

Variable Life Select

Variable Life Plus

Flex Extra

This supplement revises the prospectuses to reflect the following change effective December 4, 2017:

Brandywine Global Investment Management, LLC replaces Loomis, Sayles & Company, L.P. as a co-subadviser of the MML Equity Fund.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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